Earnings Presentation January 23, 2023 NASDAQ: IBTX Exhibit 99.2

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended December 31, 2022 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its Quarterly Report on Form 10-Q for the periods ended March 31, 2022, June 30, 2022, September 30, 2022 and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 David R. Brooks Chairman of the Board and CEO, Director • 43 years in the financial services industry; 35 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Paul B. Langdale Executive Vice President, Chief Financial Officer • 12 years in the financial services industry; 4 years at Independent Bank Daniel W. Brooks Vice Chairman, Director • 40 years in the financial services industry; 34 years at Independent Bank • Active in community banking since the early 1980s Today's Presenters

NASDAQ: IBTX 5 2022 Q4 Results GAAP $0.99 EPS $40.8 Million Net Income 0.90% Return on Average Assets 6.85% Return on Average Equity 12.35% Total Capital Ratio 9.49% Leverage Ratio Non-GAAP1 $1.20 Adj. EPS $49.4 Million Adj. Net Income 1.09% Adj. Return on Average Assets 8.31% Adj. Return on Average Equity 12.42% Return on Tangible Equity 7.72% TCE Highlights • Net income of $40.8 million, or $0.99 per diluted share and adjusted (non-GAAP) net income of $49.4 million, or $1.20 per diluted share • Organic loan growth of 9.6% annualized for the quarter (excluding warehouse and PPP) • Improved credit metrics with nonperforming assets of 0.35% of total assets • Net charge-offs for the quarter of 0.02%, annualized • Increase in loan yield, net of acquired loan accretion and PPP income, to 5.01%, compared to 4.62% in the linked quarter 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

2022 Q4 Selected Financials

$ in thousands, except per share data

	As of and for the Quarter Ended				
Selected Balance Sheet Data	December 31, 2022	September 30, 2022	December 31, 2021	Linked Quarter Change	Annual Change
Total Assets	$ 18,258,414	$ 17,944,493	$ 18,732,648	1.7 %	(2.5)%
LHFI, Excluding Mortgage Warehouse Loans [1]	13,597,264	13,285,757	11,650,598	2.3 %	16.7 %
Mortgage Warehouse Loans	312,099	409,044	788,848	(23.7)%	(60.4)%
Total Deposits	15,121,417	14,961,008	15,553,908	1.1 %	(2.8)%
Total Borrowings (Other Than Junior Subordinated Debentures)	567,066	466,892	433,371	21.5 %	30.9 %
Total Stockholders' Equity	2,385,383	2,354,340	2,576,650	1.3 %	(7.4)%
Selected Earnings and Profitability Data					
Net Interest Income	$ 141,787	$ 147,274	$ 132,651	(3.7)%	6.9 %
Net Interest Margin	3.49 %	3.64 %	3.00 %	(4.1)%	16.3 %
Noninterest Income	$ 11,227	$ 13,477	$ 15,086	(16.7)%	(25.6)%
Noninterest Expense	98,774	91,733	79,908	7.7 %	23.6 %
Net Income	40,754	52,437	54,187	(22.3)%	(24.8)%
Adjusted Net Income [2]	49,433	54,880	54,995	(9.9)%	(10.1)%
Basic EPS	0.99	1.27	1.26	(22.0)%	(21.4)%
Adjusted Basic EPS [2]	1.20	1.33	1.28	(9.8)%	(6.3)%
Diluted EPS	0.99	1.27	1.26	(22.0)%	(21.4)%
Adjusted Diluted EPS [2]	1.20	1.33	1.28	(9.8)%	(6.3)%
Return on Average Assets	0.90 %	1.16 %	1.11 %	(22.4)%	(18.9)%
Adjusted Return on Average Assets [2]	1.09 %	1.22 %	1.13 %	(10.7)%	(3.5)%

[1] LHFI excludes mortgage warehouse purchase loans and includes SBA PPP loans of $4,958, $7,029 and $112,128, respectively.
[2] Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

INDEPENDENT BANK GROUP NASDAQ: IBTX

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NASDAQ: IBTX 7 (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. (2) Includes a $53,880 reduction to retained earnings due to the January 1, 2021 CECL adoption 7 Year Ending $27.44 $28.99 $33.23 $35.25 $32.25 Tangible Book Value (1) 2018 2019 2020 2021 (2) 2022 Quarter Ending $35.25 $34.02 $31.61 $31.44 $32.25 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Tangible Book Value Trends

NASDAQ: IBTX 8 Quarter Ending $132.7 $141.8 $15.3 $11.7 $79.1 $88.3 $3.1 $3.1 51.33% 55.51% Q4 2021 Q4 2022 Year Ending $513.2 $520.3 $558.2 $79.7 $66.3 $53.6 $285.7 $312.0 $344.1 $12.7 $12.6 $12.5 46.04% 51.04% 54.20% Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio 2020 2021 2022 (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 8 $ in Millions Adjusted Efficiency Ratio Trends (1)

NASDAQ: IBTX 9 Total Loans by Year and Current Annual Trend ($ in Millions)(1) Quarter Ending $12,472 $13,921 Q4 2021 Q4 2022 (1) Includes loans held for sale 9 Year Ending $13,159 $12,472 $13,921 Organic Mortgage warehouse purchase loans PPP Loans 2020 2021 2022 11.6% Total Increase (12.6% Increase, net PPP)2020 - 2022 CAGR 2.9% Loan Portfolio Growth

NASDAQ: IBTX 10 Owner Occupied CRE 23.2% North Texas 37.8% Central Texas 13.0% Houston 24.3% Colorado 24.9% As of December 31, 2022: $13,597 Million LHFI 1 $312 Million Mortgage Warehouse 0.29% NPLs/LHFI 0.02% NCOs/Avg. Total Loans 2022 Q4 Annualized 371.14% Allowance/NPLs LOANS BY REGION (12/31/2022) Non-Owner Occupied CRE 76.8% LOAN COMPOSITION (12/31/2022) 1 LHFI excludes mortgage warehouse purchase loans. Loan Portfolio Overview 4.58% 2022 YTD Loan Yield CRE 56.2% Mortgage Warehouse 2.2% 1-4 Family 11.5% 1-4 Family Construction 3.7% Consumer 0.6% C&I 16.1% Agricultural 0.9% Construction & Development 8.8%

NASDAQ: IBTX 11 Land/Land Development 32.4% CRE Construction 42.0% SFR Construction 25.6% Retail 19.8% Office 18.5% Industrial 5.4% Hotel/Motel 0.6% Multifamily 30.5% Healthcare 4.0% Misc. CRE 21.2% Construction & Development As of December 31, 2022: $1.7 Billion C&D Portfolio Size 87% C&D / Bank Regulatory Capital 96.0% # Loans in IBTX Markets1 (Texas and Colorado) $2.0 Million Average Loan Size1 728 C&D Loans1 33.6% Owner Occupied C&D Loans1 CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (12/31/2022) C&D PORTFOLIO LOANS > $500 THOUSAND (12/31/2022) 1Loans > $500 thousand

NASDAQ: IBTX 12 Multifamily 11.3% Office and Office Warehouse 19.7% Retail 29.4% Hotel/Motel 4.7% Industrial 11.1% Daycare/School 2.8% Healthcare 4.9% Church 1.7% Convenience Store 3.5% Mini Storage 1.5% Restaurant 2.1% Miscellaneous 3.7% Mixed Use (Non-Retail) 0.8% Dealerships 1.1% RV & Mobile Home Parks 1.7% Commercial Real Estate CRE COMPOSITION (12/31/2022) As of December 31, 2022: $7.8 Billion CRE Loans $32.6 Million Largest CRE Loan Size $1.6 Million Average CRE Loan Size 23.2% Owner Occupied

NASDAQ: IBTX 13 Retail CRE & C&D As of December 31, 2022: $2.4 Billion Retail Loan Portfolio Size $32.0 Million Largest Retail Loan 1,072 Total Retail Loans 90.0% Loans in IBTX Markets (Texas and Colorado) $2.3 Million Average Loan Size 134 Number of Loans >$5MM $9.8 Million Avg. Size of Loans >$5MM Strip Center 69.1% Big Box 1.4% Mixed Use 16.5% Free Standing / Single Tenant 13.0% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 12/31/2022

NASDAQ: IBTX 14 Office Non-Owner Occupied 49.2% Office Owner Occupied 16.5% Office/Warehouse Non- Owner Occupied 22.5% Office/Warehouse Owner Occupied 11.8% Office CRE & C&D As of December 31, 2022: $1.7 Billion Total Office CRE & C&D $25.8 Million Largest Office Loan $1.2 Million Average Loan Size 28.3% Owner Occupied 34.3% Office/Warehouse OFFICE CRE & C&D COMPOSITION 12/31/2022

NASDAQ: IBTX 15 Hotel Loans by Property Location 52.2% 37.1% Texas Colorado Other Hotel & Motel As of December 31, 2022: $371.4 Million Hotel & Motel Loan Portfolio Size $5.0 Million Average Loan Size 50.7% Average LTV We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/ select service properties in our core markets across Texas and Colorado. Hotel Loans by Type 99.0% 1.0% CRE Construction & Development 10.7% Hotel Loans by Product Type 16.5% 77.1% 6.4% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 16 Energy Lending As of December 31, 2022: $574.7 Million Size of Energy Portfolio 98.6% / 1.4% E&P Loans / Services Loans 5.1% Energy ACL / Energy Loans 4.2% Energy Loans / Total LHFI Energy assets are well-diversified by basin across the United States. Energy by Type $566.5 $8.2 E&P Services $ in millions

NASDAQ: IBTX 17 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.76% 0.53% 0.42% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.22% 0.94% 0.80% 1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% 0.49% 0.29% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1.22% 1.05% 0.74% 0.40% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.26% 0.05% 0.05% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.49% 0.24% 0.23% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% 0.06% 0.04% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD Historically Strong Credit Culture Source: S&P Capital IQ. Note: Financial data as of and for the YTD period ended September 30, 2022 for U.S. and Texas banking industry aggregate data and December 31, 2022 for IBTX. (1) LHFI excludes mortgage warehouse purchase loans. NCOs / Average Total LoansNPLs / LHFI (1)

NASDAQ: IBTX 18 Quarter Ending $— $(1,443) $— $3,100 $2,833 $2,997 $193 $2,891 $1,295 $808 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Year Ending $42,993 $(9,000) $4,490 $6,634 $7,420 $5,187 Provision expense Net charge-offs 2020 2021 2022 $ in Thousands 18 Provision & Charge-offs 0.05% 0.04%0.06% 0.04% 0.02%0.10% 0.09%0.01% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized.

NASDAQ: IBTX 19 Period Ending $7,738 $11,941 $14,399 $15,554 $15,121 0.83% 1.08% 0.59% 0.29% 0.52% Deposits Average YTD Rate (1) 2018 2019 2020 2021 2022 Noninterest-Bearing Demand 31.3% Interest-Bearing Checking 31.0% Public Funds 12.0%Savings 5.0% Money Market 12.2% Brokered CDs 0.4% CDs < $100k 1.6% CDs > $100k 6.0% IRAs 0.5% (1) Average rate for total deposits 19 2022 YTD Average Rate for Interest-bearing deposits: 0.78% Total cost of deposits QTD (1) Q4 2022: 1.12% Deposit Mix & Pricing DEPOSIT MIX 12/31/2022 DEPOSIT GROWTH VS. AVERAGE RATE $ in Millions

NASDAQ: IBTX 20 20 Deposit Funding Vertical Trends $4,954 $6,734 $721 $1,172 $1,973 $4,634 $7,195 $529 $1,072 $1,691 December 31, 2021 December 31, 2022 Branch Deposits - Non- Interest Bearing Branch Deposits - Interest Bearing Brokered Deposits Non-Brokered Specialty Treasury Deposits Public Funds $ in Millions

NASDAQ: IBTX 21 CRA 0.2% Agency Securities 20.1% Tax-Exempt Municipals 22.4% Mortgage- Backed Securities 41.0% Taxable Municipals 1.7% U.S. Treasury Securities 12.6% Corporates 2.0% 26.6% 73.4% 57.0% 43.0% Securities Portfolio As of December 31, 2022: 2.23% QTD Yield 7.68 Duration in Years 10.4% of Total Assets $1.7 Billion AFS Portfolio Size $207.1 Million HTM Portfolio Size INVESTMENT PORTFOLIO COMPOSITION 12/31/2022 HTM AFS HTM AFS

NASDAQ: IBTX 22 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 10.05% 9.76% 10.33% 11.12% 11.09% 9.81% 10.00% 10.09% 9.57% 9.32% 9.12% 8.80% 9.38% 9.28% 9.41% 9.49% 12.58% 11.83% 13.32% 13.67% 13.72% 12.24% 12.27% 12.35% 9.24% 8.98% 8.60% 8.53% 8.62% 7.63% 7.67% 7.72% 10.41% 10.19% 10.74% 11.52% 11.48% 10.17% 10.35% 10.45% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/18 12/31/19 12/31/20 12/31/21 2022 Q1 2022 Q2 2022 Q3 2022 Q4

APPENDIX

Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods

($ in thousands except per share data)		As of and for the Quarter Ended December 31, 2022	September 30, 2022	December 31, 2021
Net Interest Income - Reported	(a)	$141,787	$147,274	$132,651
Provision Expense - Reported	(b)	2,833	3,100	—
Noninterest Income - Reported	(c)	11,227	13,477	15,086
Loss (gain) on sale of loans		343	—	(30)
Gain on sale of securities available for sale		—	—	(13)
Loss on sale and disposal of premises and equipment		184	101	243
Recoveries on loans charged off prior to acquisition		(36)	(60)	(27)
Adjusted Noninterest Income	(d)	11,718	13,518	15,259
Noninterest Expense - Reported	(e)	98,774	91,733	79,908
Separation expense [1]		(7,131)	(2,809)	—
Economic development employee incentive grant		—	1,000	—
Impairment of assets		(3,286)	(1,156)	—
COVID-19 expense [2]		—	—	(614)
Acquisition expense [3]		(40)	(65)	(225)
Adjusted Noninterest Expense	(f)	88,317	88,703	79,069
Income Tax Expense - Reported	(g)	10,653	13,481	13,642
Net Income - Reported	(a) - (b) + (c) - (e) - (g) = (h)	40,754	52,437	54,187
Adjusted Net Income [4]	(a) - (b) + (d) - (f) = (i)	$49,433	$54,880	$54,995
Average shares for basic EPS	(j)	41,193,716	41,167,258	42,874,182
Average shares for diluted EPS	(k)	41,285,383	41,253,662	42,940,354
Reported Basic EPS	(h) / (j)	$0.99	$1.27	$1.26
Reported Diluted EPS	(h) / (k)	0.99	1.27	1.26
Adjusted Basic EPS	(i) / (j)	1.20	1.33	1.28
Adjusted Diluted EPS	(i) / (k)	1.20	1.33	1.28
EFFICIENCY RATIO				
Amortization of other intangible assets	(l)	$3,111	$3,117	$3,145
Reported Efficiency Ratio	(e - l) / (a + c)	62.52%	55.13%	51.96%
Adjusted Efficiency Ratio	(f - l) / (a + d)	55.51	53.23	51.33
PROFITABILITY [5]				
Total Average Assets	(m)	$17,994,131	$17,893,072	$19,374,914
Total Average Stockholders Common Equity	(n)	2,359,637	2,401,544	2,574,374
Total Average Tangible Common Equity [6]	(o)	1,301,558	1,340,363	1,503,815
Reported Return on Average Assets	(h) / (m)	0.90%	1.16%	1.11%
Reported Return on Average Common Equity	(h) / (n)	6.85	8.66	8.35
Reported Return on Average Common Tangible Equity	(h) / (o)	12.42	15.52	14.30
Adjusted Return on Average Assets [7]	(i) / (m)	1.09	1.22	1.13
Adjusted Return on Average Common Equity [7]	(i) / (n)	8.31	9.07	8.48
Adjusted Return on Tangible Common Equity [7]	(i) / (o)	15.07	16.24	14.51

(1) Separation expenses include severance and accelerated vesting expense for stock awards related to the separation of certain employees. The quarter ended December 31, 2022 reflects a reduction in workforce due to the restructuring of certain departments and business lines. The quarter ended September 30, 2022 reflect payments made due to the separation of executive officers, while the quarter ended September 30, 2022 also includes $202 thousand in severance payments and accelerated vesting expense for stock awards related to the dissolution of a Company department.

(2) COVID-19 expense includes expenses for COVID testing kits, vaccination incentive bonuses, and personal protection and cleaning supplies.

(3) Acquisition expenses includes compensation related expenses for equity awards granted at acquisition.

(4) Assumes an adjusted effective tax rate of 20.7%, 20.5% and 20.1%, respectively.

(5) Annualized.

(6) Excludes average balance of goodwill and net other intangible assets.

(7) Calculated using adjusted net income.

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APPENDIX

Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2022	2021	2020
Net Interest Income - Reported	(a)	$558,208	$520,322	$516,446
Unexpected income recognized on credit impaired acquired loans [1]		—	—	(3,209)
Adjusted Net Interest Income	(b)	558,208	520,322	513,237
Provision Expense - Reported	(c)	4,490	(9,000)	42,993
Noninterest Income - Reported	(d)	51,466	66,517	85,063
Gain on sale of loans		1,844	(56)	(356)
(Gain) loss on sale of other real estate		—	(63)	36
Gain on sale of securities available for sale		—	(13)	(382)
Loss (gain) on sale and disposal of premises and equipment		494	304	(370)
Recoveries on loans charged off prior to acquisition		(192)	(381)	(4,312)
Adjusted Noninterest Income	(e)	53,612	66,308	79,679
Noninterest Expense - Reported	(f)	358,889	313,606	306,134
Separation expense [2]		(11,046)	—	—
Economic development employee incentive grant		1,000		—
OREO impairment		—	—	(784)
Impairment of assets		(4,442)	(124)	(462)
COVID-19 expense [3]		—	(614)	(1,915)
Acquisition expense [4]		(300)	(900)	(17,294)
Adjusted Noninterest Expense	(g)	344,101	311,968	285,679
Income Tax Expense - Reported	(h)	50,004	57,483	51,173
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	196,291	224,750	201,209
Adjusted Net Income [5]	(b) - (c) + (e) - (g) = (j)	$209,747	$225,893	$210,017
Average shares for basic EPS	(k)	41,710,829	43,070,452	43,116,965
Average shares for diluted EPS	(l)	41,794,088	43,129,237	43,116,965
Reported Basic EPS	(i) / (k)	$4.71	$5.22	$4.67
Reported Diluted EPS	(i) / (l)	4.70	5.21	4.67
Adjusted Basic EPS	(j) / (k)	5.03	5.24	4.87
Adjusted Diluted EPS	(j) / (l)	5.02	5.24	4.87
EFFICIENCY RATIO				
Amortization of other intangible assets	(m)	$12,491	$12,580	$12,671
Reported Efficiency Ratio	(f - m) / (a + d)	56.82%	51.30%	48.79%
Adjusted Efficiency Ratio	(g - m) / (b + e)	54.20	51.04	46.04
PROFITABILITY				
Total Average Assets	(n)	$18,009,090	$18,558,168	$16,357,736
Total Average Stockholders Common Equity	(o)	2,442,315	2,536,658	2,435,474
Total Average Tangible Common Equity [6]	(p)	1,379,603	1,461,400	1,347,584
Reported Return on Average Assets	(i) / (n)	1.09%	1.21%	1.23%
Reported Return on Average Common Equity	(i) / (o)	8.04	8.86	8.26
Reported Return on Average Common Tangible Equity	(i) / (p)	14.23	15.38	14.93
Adjusted Return on Average Assets [7]	(j) / (n)	1.16	1.22	1.28
Adjusted Return on Average Common Equity [7]	(j) / (o)	8.59	8.91	8.62
Adjusted Return on Tangible Common Equity [7]	(j) / (p)	15.20	15.46	15.58

(1) This is not applicable starting in 2021 under the adoption of CECL.
(2) Separation expenses include severance and accelerated vesting expense for stock awards related to the separation of certain employees. The year ended December 31, 2022 reflects a reduction in workforce due to the restructuring of certain departments and business lines, payments made due to the separation of executive officers and payments made related to the dissolution of a Company department.
(3) COVID-19 expense includes expenses for COVID testing kits, vaccination incentive bonuses, and personal protection and cleaning supplies.
(4) Acquisition expenses includes compensation related expenses for equity awards granted at acquisition.
(5) Assumes an adjusted effective tax rate of 20.3%, 20.4% and 20.5%, respectively.
(6) Excludes average balance of goodwill and net other intangible assets and preferred stock.
(7) Calculated using adjusted net income.

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25 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Tangible Common Equity Total common stockholders equity $2,385,383 $2,354,340 $2,364,335 $2,522,460 $2,576,650 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (62,999) (66,110) (69,227) (72,345) (75,490) Tangible Common Equity $1,328,363 $1,294,209 $1,301,087 $1,456,094 $1,507,139 Tangible Assets Total Assets $18,258,414 $17,944,493 $18,107,093 $17,963,253 $18,732,648 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (62,999) (66,110) (69,227) (72,345) (75,490) Tangible Assets $17,201,394 $16,884,362 $17,043,845 $16,896,887 $17,663,137 Common shares outstanding 41,190,677 41,165,006 41,156,261 42,795,228 42,756,234 Tangible Common Equity To Tangible Assets 7.72% 7.67% 7.63% 8.62% 8.53% Book value per common share $57.91 $57.19 $57.45 $58.94 $60.26 Tangible book value per common share $32.25 $31.44 $31.61 $34.02 $35.25

26 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods ($ in thousands, except per share information) December 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 Tangible Common Equity Total common stockholders equity $2,385,383 $2,576,650 $2,515,371 $2,339,773 $1,606,433 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (721,797) Other intangible assets, net (62,999) (75,490) (88,070) (100,741) (45,042) Tangible Common Equity $1,328,363 $1,507,139 $1,433,280 $1,245,011 $839,594 Tangible Assets Total Assets $18,258,414 $18,732,648 $17,753,476 $14,958,207 $9,849,965 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (721,797) Other intangible assets, net (62,999) (75,490) (88,070) (100,741) (45,042) Tangible Assets $17,201,394 $17,663,137 $16,671,385 $13,863,445 $9,083,126 Common shares outstanding 41,190,677 42,756,234 43,137,104 42,950,228 30,600,582 Tangible Common Equity To Tangible Assets 7.72% 8.53% 8.60% 8.98% 9.24% Book value per common share $57.91 $60.26 $58.31 $54.48 $52.50 Tangible book value per common share $32.25 $35.25 $33.23 $28.99 $27.44